Fair Value of Acquired Time Charters	12 Months Ended
Dec. 31, 2023
Fair Value of Acquired Time Charters [Abstract]
Fair Value of Acquired Time Charters
6.	Fair Value of Acquired Time Charters:

In connection with the acquisition of the M/V Magic Pluto in May 2021 with a time charter attached, the Company initially recognized an intangible liability of $1,940,000, representing the fair value of the unfavorable time charter acquired. The M/V Magic Pluto attached charter commenced upon the vessel’s delivery, on August 6, 2021, and was concluded within the fourth quarter of 2021. Accordingly, the respective intangible liability was fully amortized during that period.

In connection with the acquisitions in October 2022 of the M/V Ariana A and the M/V Gabriela A with time charters attached, the Company recognized intangible assets of $897,436 and $2,019,608, respectively, representing the fair values of the favorable time charters attached to the vessels. The M/V Ariana A and M/V Gabriela A attached charters commenced upon the vessels’ deliveries, on November 23, 2022, and November 30, 2022, respectively. The M/V Ariana A attached charter was concluded within the first quarter of 2023 and the respective intangible liability was fully amortized during that period.

For the years ended December 31, 2021, 2022, and 2023, the amortization of the acquired time charters related to the above acquisitions amounted to $1,940,000, $409,538 and $2,242,333, respectively, and is included in ‘Time Charter Revenues’ in the accompanying consolidated statements of comprehensive income. The aggregate unamortized portion of the M/V Gabriela A intangible asset as of December 31, 2023, amounted to $265,173 and will be amortized to vessel revenues within 2024, in accordance with the anticipated expiration date of the respective charter contract.